SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Com- mission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Revised Materials
☐ Soliciting Material Pursuant to Section 140.14a-12

VAN KAMPEN HIGH INCOME TRUST II

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

VAN KAMPEN INVESTMENTS	JUNE 2009

 Important Notice To Van Kampen
 High Income Trust II Shareholders

Questions & Answers

Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why is a shareholder meeting being held?

A. The Van Kampen High Income Trust II is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q. What proposal will be voted on?

A. You are being asked to elect nominees for the Board of Trustees.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q. How does the Board of Trustees recommend that I vote?

A. The Board recommends that you vote “FOR ALL” of the nominees on the enclosed proxy card.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Where do I call for more information?

A. Please call Van Kampen’s Client Relations Department at 1-800-341-2929 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting “Contact Us.”

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Trustees — mark “FOR ALL,” “WITHHOLD” or “FOR ALL EXCEPT.”

To withhold authority to vote for any one or more individual nominee(s), check “FOR ALL EXCEPT” and write the nominee’s name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
VAN KAMPEN HIGH INCOME TRUST II
ANNUAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXX

				FOR
		FOR		ALL
		ALL	WITHHOLD	EXCEPT
1.	Authority to vote for the election as Class X Trustees the nominees named below:	☐	☐	☐	2.	To transact such other business as may properly come before the Meeting.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

	To withhold authority to vote for any one or more individual nominee check “For All Except” and write the nominee’s name on the line below.

Please be sure to sign and date this Proxy, Date

Shareholder sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

VAN KAMPEN HIGH INCOME TRUST II

522 Fifth Avenue
New York, New York 10036
Telephone (800) 341-2929

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 17, 2009

Notice is hereby given to the holders of common shares of beneficial interest (“Common Shares”) and holders of preferred shares of beneficial interest (“Preferred Shares”) of the Van Kampen High Income Trust II (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, July 17, 2009 at 10:00 a.m., for the following purposes:

1.	To elect three Class II trustees, two by the holders of Common Shares of the Fund and one by holders of the Preferred Shares of the Fund. The elected Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and Preferred Shares of the Fund at the close of business on June 5, 2009 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

By order of the Board of Trustees

Stefanie V. Chang Yu,
Vice President
June 9, 2009

The Fund will furnish, without charge, a copy of its annual report and semi-annual report to any shareholder upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 or by writing to the Fund at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Shareholders of the Fund are invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign such proxy card(s), and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

The Board of Trustees of the Fund recommends that you cast your vote:

•	FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

Your vote is important.
Please return your proxy card or record
your voting instructions by telephone or via the internet
promptly no matter how many shares you own.

PROXY STATEMENT

VAN KAMPEN HIGH INCOME TRUST II

522 Fifth Avenue
New York, New York 10036
Telephone (800) 341-2929

ANNUAL MEETING OF SHAREHOLDERS

July 17, 2009
INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Trustees” or the “Board”) of the Van Kampen High Income Trust II (the “Fund”) of proxies to be voted at an Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, July 17, 2009, at 10:00 a.m. The Meeting will be an annual meeting for the Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 9, 2009.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and the holders of preferred shares of beneficial interest (the “Preferred Shares”) of the Fund. The Common Shares and the Preferred Shares of the Fund are sometimes referred to herein as the “Shares.” The purpose of the Meeting is to permit holders of the Fund’s Common Shares to elect two Trustees and the holders of the Fund’s Preferred Shares to elect one Trustee.

The Board has fixed the close of business on June 5, 2009 as the record date (the “Record Date”) for the determination of holders of Common Shares and holders of Preferred Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. At the close of business on June 5, 2009, there were issued and outstanding 3,770,265 Common Shares (reflecting the 1:5 reverse share split which occurred at the close of business on May 22, 2009) and 1,296 Preferred Shares of the Fund.

The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 or by writing to the Fund at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Voting and Shareholder Approval

With respect to the election of Trustees, holders of Common Shares and Preferred Shares will vote as separate classes for the respective nominee(s) to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund designated to be elected by the holders of the Common Shares of the Fund. The affirmative vote of a plurality of the Preferred Shares of the Fund present at the Meeting in person or by proxy is required to elect such nominee for Trustee of the Fund designated to be elected by the holders of the Preferred Shares of the Fund. Election by plurality means those persons who receive the highest number of votes cast “FOR” up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

The Board of Trustees of the Fund recommends that you cast your vote “FOR ALL” of the nominees for the Board of Trustees listed in the Proxy Statement.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes “FOR” a proposal. With respect to the election of Trustees, abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. A majority of the outstanding Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The Fund knows of no business other than the election of Trustees that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

The investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $78 billion under management or supervision as of March 31, 2009. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The principal business address of the Adviser and Van Kampen Investments is 522 Fifth Avenue, New York, New York 10036.

Other Service Providers

The Fund has entered into an accounting services agreement with the Adviser and a legal services agreement with Van Kampen Investments. The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza — Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 522 Fifth Avenue, New York, New York 10036. The Fund has also entered into a support services agreement with Van Kampen Funds Inc. The principal business address of Van Kampen Funds Inc. is 522 Fifth Avenue, New York, New York 10036.

PROPOSAL 1: ELECTION OF TRUSTEES

Three Class II Trustees are to be elected at the Meeting, to serve until the later of the Fund’s Annual Meeting of Shareholders in 2012 or until a successor has been duly elected and qualified. Previously, Linda Hutton Heagy had been designated to be elected by holders of Common Shares and Rod Dammeyer had been designated to be elected by holders of Preferred Shares; at the Meeting, the Fund has designated Linda Hutton Heagy to be elected by holders of Preferred Shares of the Fund and Rod Dammeyer to be elected by holders of Common Shares of the Fund, each to serve for a three year term or until a successor shall have been duly elected and qualified. Thus, holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees (Rod Dammeyer and Wayne W. Whalen) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Linda Hutton Heagy) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of the Fund and a plurality of the Preferred Shares of the Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

As in the past, only one class of Trustees is being submitted to shareholders of the Fund for election at the Meeting. The Fund’s Declaration of Trust provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law based on the state of organization of the Fund, the Fund’s Declaration of Trust and the Fund’s Bylaws.

INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

The business and affairs of the Fund are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

Independent Trustees:

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch[1] (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1989	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate[1] (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2003	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Rod Dammeyer[2,5] (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1989	President of CAC, LLC, a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy[2,4,5] (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

R. Craig Kennedy[3] (57) 1744 R Street, N.W. Washington, D.C. 20009	Trustee	Trustee since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr[1] (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1992	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson[3] (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein[3] (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D.[1] (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee:

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen*[2] (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1989	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

 1 Designated as a Class I trustee.

 2 Designated as a Class II trustee.

 3 Designated as a Class III trustee.

[4]	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

[5]	Currently, Mr. Dammeyer has been elected by the holders of Preferred Shares of the Fund. At the Meeting, Ms. Heagy is to be elected by the holders of Preferred Shares and Mr. Dammeyer is to be elected by the holders of Common Shares of the Fund.

*	Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Remuneration of Trustees

The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Fund. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee’s compensation from the Fund prior to such non-affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee’s retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of the Fund’s Board of Trustees since the year of such Trustee’s appointment or election as set forth in the “Information Regarding Trustees and Nominees for Election as Trustee” section of this Proxy Statement.

Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund’s most recently completed fiscal year ended December 31, 2008, the Fund

Complex’s most recently completed calendar year ended December 31, 2008 or the date of this Proxy Statement.

Compensation Table

		Fund Complex
				Total
				Compensation
	Aggregate	Aggregate Pension or	Aggregate Estimated	Before
	Compensation	Retirement Benefits	Annual Benefits	Deferral from
	from the	Accrued as Part of	Upon	Fund
Name	Fund(1)	Fund Expenses(2)	Retirement(3)	Complex(4)

Independent Trustees
David C. Arch	$721	$39,659	$105,000	$228,531
Jerry D. Choate	721	105,506	105,000	228,531
Rod Dammeyer	721	77,926	105,000	228,531
Linda Hutton Heagy	721	28,514	105,000	228,531
R. Craig Kennedy	721	19,693	105,000	228,531
Howard J Kerr	721	107,362	149,395	228,531
Jack E. Nelson	721	124,295	105,000	228,531
Hugo F. Sonnenschein	721	78,523	105,000	228,531
Suzanne H. Woolsey	721	67,634	105,000	228,531
Interested Trustee
Wayne W. Whalen	721	78,451	105,000	228,531

(1)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year ended December 31, 2008. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 2008: Mr. Choate, $721; Mr. Dammeyer, $721; Ms. Heagy, $721; Mr. Kennedy, $361; Mr. Nelson, $721; Mr. Sonnenschein, $721; and Mr. Whalen, $721. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 2008 is as follows: Mr. Arch, $12,423; Mr. Choate, $10,480; Mr. Dammeyer, $74,803; Ms. Heagy, $8,659; Mr. Kennedy, $1,758; Mr. Kerr, $40,736; Mr. Nelson, $10,348; Mr. Sonnenschein, $89,911; and Mr. Whalen, $66,546. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the Common Shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation.

(2)	The amounts shown in this column represent the sum of the estimated retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2008. The retirement plan is described above the compensation table.

(3)	For each Trustee, this is the sum of the estimated annual benefits payable by the current (i.e., as of the date of this Proxy Statement) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee’s anticipated retirement. The retirement plan is described above the compensation table.

(4)	The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex as of the calendar year ended December 31, 2008 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Board Committees and Meetings

The Fund’s Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee charter for the Fund is available on Van Kampen’s web site at www.vankampen.com. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent registered public accountants their independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (“SEC”). Each member of the Fund’s audit committee is deemed an audit committee financial expert.

The Board’s brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the

Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

The Board’s governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for the Fund, which includes the Fund’s nominating policies, is available on Van Kampen’s web site at www.vankampen.com. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the fiscal year ended December 31, 2008, the Board of Trustees held 16 meetings. During the Fund’s last fiscal year, the audit committee of Board held 4 meetings, the brokerage and services committee of the Board of the Fund held 5 meetings and the governance committee of the Board held 3 meetings. During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Fund’s Board of Trustees and all committee meetings thereof of which such Trustee was a member.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholder Approval

With respect to Proposal 1, the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and the affirmative vote of a plurality of the Preferred Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. The Board of Trustees recommends a vote “FOR ALL” of the nominees.

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1989	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Shareholder Information

Excluding deferred compensation balances as described in the Compensation Table, as of June 5, 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below.

Trustee Beneficial Ownership of Securities

Independent Trustees/Nominees

Trustee/Nominee
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Dollar range of equity securities in the Fund	$1- $10,000	None	over $100,000	None	$1- $10,000	None	None	None	None
Aggregate dollar range of equity securities in all registered investment companies overseen by Trustee/Nominee in Fund Complex	$50,001- $100,000	$10,001- $50,000	over $100,000	$50,001- $100,000	over $100,000	$1- $10,000	$1- $10,000	$10,001- $50,000	$10,001- $50,000

Interested Trustee

Trustee
Whalen

Dollar range of equity securities in the Fund	$10,001- $50,000
Aggregate dollar range of equity securities in all registered investment companies overseen by Trustee in Fund Complex	over $100,000

Including deferred compensation balances as described in the Compensation Table, as of June 5, 2009, each incumbent Trustee and nominee for Trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

Trustee/Nominee Beneficial Ownership and Deferred Compensation

Independent Trustees/Nominees

Trustee/Nominee
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Dollar range of equity securities and deferred compensation in the Fund	$1- $10,000	None	over $100,000	None	$1- $10,000	None	None	None	$10,001- $50,000
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by Trustee/Nominee in Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	$10,001- $50,000

Interested Trustee

Trustee
Whalen

Dollar range of equity securities and deferred compensation in the Fund	$10,001- $50,000
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by Trustee in Fund Complex	over $100,000

As of June 5, 2009, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund’s outstanding Common Shares.

As of June 5, 2009, the following Trustees beneficially owned Common Shares of the Fund, in the amounts shown: Mr. Arch, 220 Common Shares; Mr. Dammeyer, 28,181 Common Shares; Mr. Kennedy, 30 Common Shares; and Mr. Whalen, 2,600 Common Shares. These amounts reflect the 1:5 reverse share split which occurred at the close of business on May 22, 2009.

As of June 5, 2009, the Trustees and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Common Shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund’s Trustees, officers, Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except as follows: a Form 3 Filing relating to the Fund on behalf of Dennis Schaney, a portfolio manager of the Fund, inadvertently was not filed in a timely manner; and a Form 3 Filing on behalf of Kevin Klingert, an officer of the Fund, inadvertently was not filed in a timely manner.

Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, including a majority of the Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund’s audit committee and approved by the Fund’s Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

Audit and Other Fees

The Fund and certain “covered entities” were billed the following amounts by D&T during the Fund’s most recent two fiscal years.

Fiscal Year Ended December 31, 2008

		Non-Audit Fees
	Audit	Audit-				All	Total
Entity	Fees	Related		Tax		Other	Non-Audit	Total

Fund	$51,745	$830	(2)	$1,650	(4)	$0	$2,480	$54,225
Covered Entities(1)	N/A	$244,200	(3)	$0		$0	$244,200	$244,200

Fiscal Year Ended December 31, 2007

		Non-Audit Fees
	Audit	Audit-				All	Total
Entity	Fees	Related		Tax		Other	Non-Audit	Total

Fund	$48,525	$800	(2)	$1,600	(4)	$0	$2,400	$50,925
Covered Entities(1)	N/A	$180,000	(3)	$0		$0	$180,000	$180,000

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund’s tax return.

(4)	Audit-Related Fees represent agreed upon procedures that are reasonably related to the performance of the audit of the financial statements of the Fund.

The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and “covered entities” is compatible with maintaining D&T’s independence in performing audit services. The audit committee also is required to pre-approve services to “covered entities” to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund and 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available on Van Kampen’s web site at www.vankampen.com.

It is not expected that representatives of D&T will attend the Meeting. In the event representatives of D&T do attend the Meeting, they will have the opportunity to make a statement if they desire and will be available to answer appropriate questions.

Expenses

The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen, by the transfer agents of the Fund, by dealers or their representatives. The Fund may also retain Computershare Fund Services, a professional proxy solicitation firm to assist in additional proxy solicitation. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $2,000.

Shareholder Proposals

To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2010 Annual Meeting of Shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal executive offices by February 8, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than April 25, 2010. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel’s Office.

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Stefanie V. Chang Yu,
Vice President

June 9, 2009

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC.
VKCL 09

☒	PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE
FORM OF PROXY
VAN KAMPEN HIGH INCOME TRUST II
ANNUAL MEETING OF SHAREHOLDERS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of VAN KAMPEN HIGH INCOME TRUST II, a Massachusetts business trust (the “Fund”), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, July 17, 2009 at 10:00 a.m., and any and all adjournments thereof (the “Meeting”), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

1.	Authority to vote for the election as Trustees, the nominees named below: Class X Trustees: (01) XXXXX, (02) XXXXX (03) XXXXX and (04) XXXXX	FOR ALL ☐	WITHHOLD ☐	FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee, check “For All Except” and write the nominee’s name on the line below.

2.	To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on July 17, 2009. The following material is available at https://www.proxy-direct.com/[  ]

Proxy Statement

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this Proxy will be voted “FOR” the proposal described herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on July 17, 2009.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?		Date
Shareholder signature

Date
Co-owner signature (if applicable)

Mark box at right if an address change has been noted on the reverse side of this card. ☐

Please sign this Proxy exactly as your name or names appear on the books of the Fund. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If common shares are held jointly, each holder must sign.